DIAMOND HILL FUNDS

Diamond Hill International Fund
(All Share Classes)

Supplement Dated June 30, 2022
to the Prospectus Dated February 28, 2022

Effective June 30, 2022, the Diamond Hill International Fund will change its primary benchmark from the Morningstar Global Markets ex-US Index to the MSCI ACWI ex USA Index.

Accordingly, the Average Annual Total Returns as of 12/31/21 section on Page 23 is revised as follows:
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/21

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes. After-tax returns prior to one year are not provided because the International Partnership’s tax treatment was different than that of a registered investment company.

	Inception Date of Class	One Year	Five Years	Since Inception (12/30/16)
Class I Before Taxes	06/28/19	12.74%	11.66%	11.66%
After Taxes on Distributions		11.44	N/A	N/A
After Taxes on Distributions and Sale of Fund Shares		8.05	N/A	N/A
Investor Before Taxes	06/28/19	12.43	11.35	11.35
Class Y Before Taxes	06/28/19	12.88	11.78	11.78
MSCI ACWI ex USA Index		7.82	9.61	9.61
Morningstar Global Markets ex-US Index		8.41	9.88	9.88
Effective June 30, 2022, the fund changed its primary benchmark to the MSCI ACWI ex USA Index, which is a more representative and widely recognized benchmark for non-US focused strategies. The MSCI ACWI ex USA Index measures the performance of large- and mid-cap stocks in developed (excluding the US) and emerging markets. The Morningstar Global Markets ex-US Index measures the performance of the stocks located in the developed and emerging countries (excluding the US) as defined by Morningstar. The indexes are unmanaged, market capitalization weighted, include net reinvested dividends, do not reflect fees or expenses (which would lower return), and are not available for direct investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE